Exhibit 99(a)
INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	December 31,
ASSETS	2007	2006
Cash and due from banks	$72,360	$65,400
Federal funds sold and other short-term investments	3,630	3,998
Loans held for sale (at lower of cost or market value)	5,928	1,764
Securities available for sale	582,954	614,718
Securities held for trading	53,782	—
Regulatory stock	29,179	24,410
Loans:
Commercial loans	1,604,785	1,018,930
Consumer loans	423,481	421,957
Mortgage loans	283,112	350,089
Less: Allowance for loan losses	(27,261)	(21,155)

Net loans	2,284,117	1,769,821
Premises and equipment	50,552	46,157
Goodwill	123,050	44,491
Other intangible assets	11,652	6,832
Other assets	132,922	106,888

TOTAL ASSETS	$3,350,126	$2,684,479

LIABILITIES
Deposits:
Non-interest-bearing demand	$265,554	$252,851
Savings & interest checking	516,925	497,548
Money market	401,098	296,732
Certificates of deposit and other time deposits	1,156,560	906,721

Total deposits	2,340,137	1,953,852
Short-term borrowings	272,270	217,518
Long-term borrowings	376,707	254,521
Other liabilities	33,208	23,114

TOTAL LIABILITIES	3,022,322	2,449,005

SHAREHOLDERS’ EQUITY
Preferred stock — 1,000 shares authorized — None outstanding
Common stock — $1.00 stated value — 29,000 shares authorized	20,650	17,794
Additional paid-in capital	206,991	135,054
Retained earnings	104,913	88,355
Accumulated other comprehensive income (loss)	(4,750)	(5,729)

TOTAL SHAREHOLDERS’ EQUITY	327,804	235,474

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,350,126	$2,684,479

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006
INTEREST INCOME
Interest and fees on loans and leases	$43,217	$43,586	$41,486	$32,130	$32,860
Interest and dividends on securities available for sale	7,313	7,294	7,495	7,289	7,521
Interest on securities held for trading	364	—	—	—	—
Dividends on regulatory stock	345	314	281	346	328
Interest on loans held for sale	85	77	45	28	31
Interest on federal funds sold and other investments	60	56	60	49	62

Total interest income	51,384	51,327	49,367	39,842	40,802

INTEREST EXPENSE
Interest on deposits	19,251	19,790	20,017	14,684	15,138
Interest on short-term borrowings	2,501	2,648	2,264	2,018	2,147
Interest on long-term borrowings	4,977	4,191	3,519	2,811	2,889

Total interest expense	26,729	26,629	25,800	19,513	20,174

NET INTEREST INCOME	24,655	24,698	23,567	20,329	20,628
Provision for loan losses	2,280	723	455	735	18,091

Net interest income after provision for loan losses	22,375	23,975	23,112	19,594	2,537

NON-INTEREST INCOME
Service charges on deposit accounts	5,283	5,408	5,408	4,218	4,842
Trust income	587	588	602	614	595
Debit card income-interchange	1,284	1,136	1,064	895	954
Other service charges and fees	1,039	1,286	1,133	1,204	939
Securities gains (losses)	(2,718)	219	56	166	589
Gain (Loss) on sale of other assets	48	(5)	60	539	6
Other	2,015	1,755	1,608	1,579	1,518

Total non-interest income	7,538	10,387	9,931	9,215	9,443

NON-INTEREST EXPENSE
Salaries and employee benefits	12,104	11,319	11,693	10,765	9,564
Occupancy	2,461	2,474	2,388	2,107	2,143
Equipment	965	832	822	824	813
Professional fees	1,509	1,073	893	1,137	859
Communication and transportation	1,466	1,490	1,303	1,171	1,218
Other	4,866	5,054	4,771	4,163	4,263

Total non-interest expense	23,371	22,242	21,870	20,167	18,860

Income before income taxes	6,542	12,120	11,173	8,642	(6,880)
Income taxes expense (benefit)	727	2,914	2,840	1,286	(4,280)

NET INCOME (LOSS)	$5,815	$9,206	$8,333	$7,356	$(2,600)

Earnings per share:
Basic	$0.28	$0.45	$0.41	$0.42	$(0.15)
Diluted	0.28	0.45	0.41	0.41	(0.15)

Weighted average shares outstanding:
Basic	20,535	20,527	20,331	17,678	17,697
Diluted	20,542	20,545	20,407	17,786	17,864

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
INTEREST INCOME
Interest and fees on loans and leases	$43,217	$32,860	$160,419	$125,504
Interest and dividends on securities available for sale	7,313	7,521	29,391	30,937
Interest on securities held for trading	364	—	364	—
Dividends on regulatory stock	345	328	1,286	1,479
Interest on loans held for sale	85	31	235	140
Interest on federal funds sold and other investments	60	62	225	333

Total interest income	51,384	40,802	191,920	158,393

INTEREST EXPENSE
Interest on deposits	19,251	15,138	73,742	54,421
Interest on short-term borrowings	2,501	2,147	9,431	8,574
Interest on long-term borrowings	4,977	2,889	15,498	13,092

Total interest expense	26,729	20,174	98,671	76,087

NET INTEREST INCOME	24,655	20,628	93,249	82,306
Provision for loan losses	2,280	18,091	4,193	20,294

Net interest income after provision for loan losses	22,375	2,537	89,056	62,012

NON-INTEREST INCOME
Service charges on deposit accounts	5,283	4,842	20,317	18,879
Trust income	587	595	2,391	2,361
Debit card income-interchange	1,284	954	4,379	3,301
Other service charges and fees	1,039	939	4,662	4,155
Securities gains (losses)	(2,718)	589	(2,277)	577
Gain on sale of other assets	48	6	642	93
Other	2,015	1,518	6,957	6,461

Total non-interest income	7,538	9,443	37,071	35,827

NON-INTEREST EXPENSE
Salaries and employee benefits	12,104	9,564	45,881	39,990
Occupancy	2,461	2,143	9,430	8,182
Equipment	965	813	3,443	3,412
Professional fees	1,509	859	4,612	2,955
Communication and transportation	1,466	1,218	5,430	4,933
Other	4,866	4,263	18,854	16,405

Total non-interest expense	23,371	18,860	87,650	75,877

Income before income taxes	6,542	(6,880)	38,477	21,962
Income taxes expense (benefit)	727	(4,280)	7,767	2,415

NET INCOME (LOSS)	$5,815	$(2,600)	$30,710	$19,547

Earnings per share:
Basic	$0.28	$(0.15)	$1.55	$1.11
Diluted	0.28	(0.15)	1.55	1.11

Weighted average shares outstanding:
Basic	20,535	17,697	19,778	17,546
Diluted	20,542	17,864	19,812	17,658

INTEGRA BANK CORPORATION
SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except for per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006
EARNINGS DATA
Net Interest Income (tax-equivalent)	$25,436	$25,495	$24,366	$20,945	$21,286
Net Income (Loss)	5,815	9,206	8,333	7,356	(2,600)
Basic Earnings Per Share	0.28	0.45	0.41	0.42	(0.15)
Diluted Earnings Per Share	0.28	0.45	0.41	0.41	(0.15)
Dividends Declared	0.18	0.18	0.18	0.17	0.17
Book Value	15.87	15.74	15.33	13.51	13.23
Tangible Book Value	9.35	9.19	8.92	10.61	10.35

PERFORMANCE RATIOS
Return on Assets	0.69%	1.13%	1.04%	1.12%	(0.38)
Return on Equity	6.99	11.34	10.71	12.62	(4.26)
Net Interest Margin (tax-equivalent)	3.42	3.52	3.40	3.48	3.41
Tier 1 Capital to Risk Assets	9.34	9.30	9.41	11.01	10.80
Capital to Risk Assets	11.52	11.52	11.76	12.71	12.51
Tangible Equity to Tangible Assets	6.01	5.96	5.97	7.20	6.99
Efficiency Ratio	64.20	61.09	62.65	66.46	61.80

AT PERIOD END
Assets	$3,350,126	$3,317,320	$3,214,362	$2,656,211	$2,684,479
Interest-Earning Assets	2,986,851	2,933,165	2,862,520	2,415,717	2,435,866
Commercial Loans	1,604,785	1,572,013	1,467,730	1,040,004	1,018,930
Consumer Loans	423,481	422,737	426,086	412,576	421,957
Mortgage Loans	283,112	305,238	324,411	337,480	350,089
Total Loans	2,311,378	2,299,988	2,218,227	1,790,060	1,790,976
Deposits	2,340,137	2,383,953	2,415,619	1,995,728	1,953,852
Low Cost Deposits (1)	782,479	779,234	791,587	742,645	750,399
Interest-Bearing Liabilities	2,723,560	2,664,101	2,585,213	2,141,347	2,173,040
Shareholders’ Equity	327,804	325,090	316,313	238,707	235,474
Unrealized Gains (Losses) on Market Securities (FASB 115)	(3,600)	(4,171)	(6,848)	(3,294)	(4,879)

AVERAGE BALANCES
Assets	$3,320,443	$3,232,918	$3,198,981	$2,658,785	$2,707,539
Interest-Earning Assets (2)	2,964,101	2,882,412	2,866,946	2,417,417	2,469,010
Commercial Loans	1,576,840	1,501,430	1,425,439	1,021,373	1,028,889
Consumer Loans	423,197	423,607	427,419	416,532	423,325
Mortgage Loans	295,186	313,535	340,430	342,344	355,412
Total Loans	2,295,223	2,238,572	2,193,288	1,780,249	1,807,626
Deposits	2,375,759	2,377,662	2,435,682	1,980,454	2,016,184
Low Cost Deposits (1)	780,531	794,157	799,513	738,439	742,090
Interest-Bearing Liabilities	2,683,304	2,595,245	2,572,178	2,148,320	2,187,665
Shareholders’ Equity	330,136	322,028	312,063	236,333	242,248
Basic Shares	20,535	20,527	20,331	17,678	17,697
Diluted Shares	20,542	20,545	20,407	17,786	17,864

INTEGRA BANK CORPORATION
SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA-con’t
(In thousands, except ratios and yields)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006
ASSET QUALITY

Non-Performing Assets:
Non Accrual Loans	$18,549	$14,543	$12,975	$8,816	$8,625
Loans 90+ Days Past Due	4,118	1,508	801	49	228

Non-Performing Loans	22,667	16,051	13,776	8,865	8,853
Other Real Estate Owned	2,923	4,016	3,563	1,246	936

Non-Performing Assets	$25,590	$20,067	$17,339	$10,111	$9,789

Allowance for Loan Losses:
Beginning Balance	$26,401	$26,390	$21,165	$21,155	$21,403
Allowance Associated with Acquisition	—	—	5,982	—	—
Provision for Loan Losses	2,280	723	455	735	18,091
Recoveries	236	362	426	348	463
Loans Charged Off	(1,656)	(1,074)	(1,638)	(1,073)	(18,802)

Ending Balance	$27,261	$26,401	$26,390	$21,165	$21,155

Ratios:
Allowance for Loan Losses to Loans	1.18%	1.15%	1.19%	1.18%	1.18%
Allowance for Loan Losses to Average Loans	1.19	1.18	1.20	1.19	1.17
Allowance to Non-performing Loans	120.27	164.48	191.57	238.75	238.96
Non-performing Loans to Loans	0.98	0.70	0.62	0.50	0.49
Non-performing Assets to Loans and Other Real Estate Owned	1.11	0.87	0.78	0.56	0.55
Net Charge-Off Ratio	0.25	0.13	0.22	0.17	4.03

NET INTEREST MARGIN
Yields (tax-equivalent)
Loans	7.41%	7.67%	7.52%	7.25%	7.18%
Securities	5.34	5.28	5.16	5.17	5.17
Regulatory Stock	4.73	4.80	4.36	5.68	5.05
Other Earning Assets	5.59	6.16	4.60	5.92	5.68

Total Earning Assets	7.00	7.19	7.01	6.76	6.64

Cost of Funds
Interest Bearing Deposits	3.63	3.75	3.73	3.44	3.41
Other Interest Bearing Liabilities	5.06	5.35	5.45	4.64	4.64
Total Interest Bearing Liabilities	3.95	4.07	4.02	3.68	3.65

Total Interest Expense to Earning Assets	3.58	3.67	3.61	3.28	3.23

Net Interest Margin	3.42%	3.52%	3.40%	3.48%	3.41%